                        ANNUAL REPORT / DECEMBER 31, 2001

                            AIM SMALL CAP EQUITY FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                       THE ROADSIDE MILL BY CURRIER & IVES

        IN THE 19TH CENTURY, MILLS WERE FREQUENTLY THE CATALYST FOR THE

      DEVELOPMENT OF OTHER SMALL BUSINESSES IN THE BURGEONING COMMUNITIES

            OF THE UNITED STATES. SMALL COMPANIES CONTINUE TO BE AN

         IMPORTANT COMPONENT OF THE U.S. ECONOMIC LANDSCAPE. AIM SMALL

          CAP EQUITY FUND SEEKS TO OWN THE REASONABLY PRICED STOCKS OF

             SMALL COMPANIES WITH SOLID EARNINGS-GROWTH PROSPECTS.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Equity Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of the IPO investments will decline, which may decrease the fund's total return.
o Investing in micro-, small- and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuation and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Core Fund Index represents an average of the performance of the 30 largest small-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          2001 were unlike anything we had seen in a generation. For
GRAHAM]            the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our June 30, 2001, report to you, Class A shares of AIM Small Cap Equity Fund returned -0.15% at net asset value, for example. By comparison, the Lipper Small Cap Core Fund Index rose 0.50% over the same period. The fund rebounded during the final quarter of the year, with Class A shares rising 20.65%.
    Undervalued small cap stocks were among the few good performers during 2001, and Class A shares rose 8.92% at net asset value during the year.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND RECORDS SOLID GAINS IN CHALLENGING ENVIRONMENT


MOST KEY MARKET INDEXES WERE DOWN IN 2001. HOW DID AIM SMALL CAP EQUITY FUND PERFORM?
For much of the fiscal year, investors favored attractively priced small-cap stocks--a trend that boosted the fund's performance. Excluding sales charges, total returns for Class A, Class B and Class C shares were 8.92%, 8.24% and 8.14%, respectively. The fund outperformed the Russell 2000 Index, which returned 2.49%, and the Lipper Small Cap Core Fund Index, which returned 7.13%, over the same period.
    The fund's performance was even better for the fourth quarter of 2001. Excluding sales charges, total returns were 20.65%, 20.50% and 20.38% for Class A, Class B and Class C shares, respectively, for the three-months ended December 31.
    Total net assets in the fund increased from $58.2 million to $198.7 million during the fiscal year.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades. Additionally, the United States and its allies took military action in Afghanistan and appeared to be winning the war against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin. However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
As of December 31, 2001, the fund had 122 equity holdings and significant exposure to the information technology, consumer-discretionary, financial, industrial and health care sectors. During the year, we increased the fund's consumer-discretionary and industrial holdings fairly significantly while maintaining about the same exposure to the information technology, financial and health care sectors. The fund's consumer-discretionary, financial and health care stocks were positive contributors to performance while its information technology and industrial holdings generally detracted from performance. But the fund's information technology and industrial holdings generally outperformed those in the Russell 2000 Index.

[DETAIL OF COVER IMAGE]

FUND AT A GLANCE

AIM Small Cap Equity Fund seeks long-term capital appreciation by investing in small-cap stocks with strong growth prospects and attractive valuations.

INVESTMENT STYLE: Growth-at-a-reasonable price (GARP) (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Designed for long-term investors who wish to take advantage of the growth potential of small-cap stocks at more moderate risk

FUND VS INDEXES

For the fiscal year ended 12/31/01, excluding sales charges

================================================================================

                                      [BAR CHART]


Class A                                 8.92%

Class B                                 8.24%

Class C                                 8.14%

Russell 2000 Index                      2.49%

Lipper Small-Cap Core Fund Index        7.13%

================================================================================


Past performance cannot guarantee comparable future results.

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. AmeriCredit Corp                  1.2%    1. Electronic Equipment & Instruments      5.9%

 2. Insight Enterprises, Inc.         1.2     2. Diversified Commercial Services         5.6

 3. J. Jill Group Inc.                1.1     3. Health Care Distributors & Services     4.3

 4. NCO Group, Inc.                   1.1     4. Real Estate Investment Trusts           4.3

 5. XTO Energy, Inc.                  1.1     5. Application Software                    4.2

 6. Tier Technologies, Inc.-Class B   1.1     6. Restaurants                             3.4

 7. AFC Enterprises, Inc.             1.1     7. Broadcasting & Cable TV                 3.4

 8. Genesee & Wyoming Inc.-Class A    1.1     8. Consumer Finance                        3.3

 9. United Defense Industries, Inc.   1.1     9. Specialty Stores                        3.1

10. Profit Recovery Group                    10. Diversified Financial Services          2.6
    International, Inc. (The)         1.0

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

====================================================================================================

GROWTH IN TOTAL NET ASSETS

[BAR CHART]

12/31/00      $58.2 million

12/31/01      $198.7 million

    Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, restaurants, hotels, media and automobiles, more attractive to investors. Some financial company stocks benefited from falling interest rates while demand for medical services and products tends to remain constant regardless of economic conditions. Information technology stocks, which tend to be sensitive to economic downturns, struggled for much of 2001 before rallying strongly in the fourth quarter of the year. Industrial stocks were hurt by weak demand in this sector early in the fiscal year.

CAN YOU NAME A FEW STOCKS THAT PERFORMED WELL FOR THE FUND?
In the consumer-discretionary sector, which includes many retailers, restaurants and broadcasters, stocks that performed well for the fund included J. Jill, Abercrombie & Fitch and Entercom Communications. J. Jill sells apparel targeted primarily for active women between the ages of 35 and 55; Abercrombie & Fitch offers upscale casual clothing for men, women and children; and Entercom Communications is among the nation's largest radio broadcasters, with 95 stations in 18 markets.
    Information technology stocks that were solid performers for the fund included Tier Technologies, Hotel Reservations Network and Titan Corp. Tier Technologies provides business process re-engineering, consulting, outsourcing, transaction processing and systems design and integration services to government agencies, defense companies and other concerns. Hotel Reservations Network books rooms at more than 2,600 hotels in Europe, North America, the Caribbean and Asia through its four Web sites. Titan Corp. provides computer and communication systems services, including network security and systems engineering and support, to the military and corporations.
    Other stocks that performed well for the fund were Annaly Mortgage Management, Americredit and D&K Healthcare Resources. A real estate investment trust, Annaly Mortgage Management invests in mortgage-backed securities. Americredit, the fund's top holding, makes loans through more than 16,000 franchised and independent car dealers to buyers of late-model and new cars. D&K Healthcare Resources is a wholesale drug distributor, serving clients in nearly 25 states in the South and Midwest.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was uncertain for markets. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years. The nation's unemployment rate jumped from 4.9% to 5.8% between August and December, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
    There were positive signs, however. Consumer confidence began to rebound toward the end of the year, and holiday sales, while not robust, were better than expected. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and the consumers. The low interest rate environment was particularly favorable for smaller companies, which tend to borrow more money than larger companies. Finally, small-cap stocks historically have performed well coming out of a recession.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (8/31/00)         -2.74%
  1 Year                      2.98

CLASS B SHARES
 Inception (8/31/00)         -2.18%
  1 Year                      3.24

CLASS C SHARES
 Inception (8/31/00)          0.75%
  1 Year                      7.14

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/01


=======================================================================================================
(HYPO Chart)
                SMALL CAP EQUITY       SMALL CAP EQUITY     SMALL CAP EQUITY        RUSSELL 2000
DATE            CLASS B                CLASS C              CLASS A                 INDEX
8/00               10000                  10000                 9450                    10000
9/00                9850                   9850                 9308.3                   9706
10/00               9760.4                 9760.4               9232.9                   9273.1
11/00               8660.4                 8660.4               8193.2                   8320.8
12/00               9340.2                 9340.2               8845.4                   9035.5
1/01                9790.4                 9790.4               9279.7                   9506.3
2/01                8870.1                 8870.1               8410.2                   8882.7
3/01                8420.4                 8420.4               7984.7                   8448.3
4/01                9190.9                 9190.9               8721.6                   9109
5/01                9740.5                 9740.5               9251                     9333
6/01               10160.3                10160.3               9647.9                   9655
7/01                9870.7                 9870.7               9383.6                   9132.7
8/01                9541                   9541                 9072                     8837.7
9/01                8391.3                 8391.3               7985.2                   7648.1
10/01               8701.8                 8701.8               8287.8                   8095.6
11/01               9322.3                 9322.3               8882.9                   8722.2
12/01               9710                  10100                 9636                     9260.3

                                                                               Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
=======================================================================================================

The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the these indexes over the period 8/31/00--12/31/01. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Russell 2000 Index is not managed, incurring no sales, charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as Lipper Small Cap Core Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period. Performance of the fund's Class A, B and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.84%

AEROSPACE & DEFENSE-1.06%

United Defense Industries, Inc.(a)               100,000   $  2,105,000
=======================================================================

AIR FREIGHT & COURIERS-0.70%

UTI Worldwide, Inc.                               70,800      1,385,556
=======================================================================

AIRLINES-0.52%

AirTran Holdings, Inc.(a)                        156,000      1,029,600
=======================================================================

APPAREL RETAIL-2.23%

Abercrombie & Fitch Co.-Class A(a)                69,500      1,843,835
-----------------------------------------------------------------------
Genesco Inc.(a)                                   57,200      1,187,472
-----------------------------------------------------------------------
Ross Stores, Inc.                                 43,400      1,392,272
=======================================================================
                                                              4,423,579
=======================================================================

APPLICATION SOFTWARE-4.20%

Eclipsys Corp.(a)                                 97,600      1,634,800
-----------------------------------------------------------------------
MSC.Software Corp.(a)                             73,000      1,138,800
-----------------------------------------------------------------------
National Instruments Corp.(a)                     45,900      1,719,414
-----------------------------------------------------------------------
PLATO Learning, Inc.(a)                           74,000      1,229,140
-----------------------------------------------------------------------
Renaissance Learning, Inc.(a)                     48,000      1,462,560
-----------------------------------------------------------------------
Secure Computing Corp.(a)                         56,400      1,159,020
=======================================================================
                                                              8,343,734
=======================================================================

AUTO PARTS & EQUIPMENT-0.76%

Tower Automotive, Inc.(a)                        168,400      1,520,652
=======================================================================

BANKS-0.48%

TCF Financial Corp.                               20,100        964,398
=======================================================================

BIOTECHNOLOGY-0.49%

Transkaryotic Therapies, Inc.(a)                  23,000        984,400
=======================================================================

BROADCASTING & CABLE TV-3.36%

Cox Radio, Inc.-Class A(a)                        27,300        695,604
-----------------------------------------------------------------------
Entercom Communications Corp.(a)                  22,200      1,110,000
-----------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)      140,700      1,681,365
-----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    46,600      1,188,300
-----------------------------------------------------------------------
Mediacom Communications Corp.(a)                 110,000      2,008,600
=======================================================================
                                                              6,683,869
=======================================================================

CATALOG RETAIL-2.30%

Insight Enterprises, Inc.(a)                      96,250      2,367,750
-----------------------------------------------------------------------
J. Jill Group Inc.(a)                            102,600      2,208,978
=======================================================================
                                                              4,576,728
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.76%

Electronics for Imaging, Inc.(a)                  67,400      1,503,694
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

CONSTRUCTION & ENGINEERING-0.72%

Granite Construction Inc.                         59,600   $  1,435,168
=======================================================================

CONSTRUCTION & FARM MACHINERY-1.68%

AGCO Corp.(a)                                    100,000      1,578,000
-----------------------------------------------------------------------
Terex Corp.(a)                                   100,000      1,754,000
=======================================================================
                                                              3,332,000
=======================================================================

CONSTRUCTION MATERIALS-1.04%

Florida Rock Industries, Inc.                     56,300      2,059,454
=======================================================================

CONSUMER FINANCE-3.31%

AmeriCredit Corp.(a)                              76,600      2,416,730
-----------------------------------------------------------------------
Metris Cos. Inc.                                  80,100      2,059,371
-----------------------------------------------------------------------
New Century Financial Corp.                      103,000      1,393,590
-----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $707,000)(a)(b)                  70,000        708,750
=======================================================================
                                                              6,578,441
=======================================================================

DATA PROCESSING SERVICES-0.88%

Alliance Data Systems Corp.(a)                    91,600      1,754,140
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.59%

Edison Schools Inc.(a)                           103,560      2,034,954
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             18,000        788,400
-----------------------------------------------------------------------
NCO Group, Inc.(a)                                95,600      2,189,240
-----------------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)                  90,800      1,988,520
-----------------------------------------------------------------------
Profit Recovery Group International, Inc.
  (The)(a)                                       252,800      2,060,320
-----------------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)                  92,600      2,043,682
=======================================================================
                                                             11,105,116
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-2.55%

Affiliated Managers Group, Inc.(a)                27,200      1,917,056
-----------------------------------------------------------------------
American Capital Strategies, Ltd.                 46,700      1,323,945
-----------------------------------------------------------------------
W.P. Stewart & Co., Ltd. (Bermuda)                70,000      1,834,000
=======================================================================
                                                              5,075,001
=======================================================================

DIVERSIFIED METALS & MINING-0.35%

Massey Energy Co.                                 33,500        694,455
=======================================================================

DRUG RETAIL-0.65%

Duane Reade Inc.(a)                               42,600      1,292,910
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.69%

Wilson Greatbatch Technologies, Inc.(a)           38,000      1,371,800
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.85%

Amphenol Corp.-Class A(a)                         31,400      1,508,770
-----------------------------------------------------------------------
CTS Corp.                                         80,500      1,279,950
-----------------------------------------------------------------------
DSP Group, Inc.(a)                                67,600      1,572,376
-----------------------------------------------------------------------
Garmin Ltd. (Cayman Islands)(a)                   87,500      1,865,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-(CONTINUED)

Technitrol, Inc.                                  59,000   $  1,629,580
-----------------------------------------------------------------------
Tektronix, Inc.(a)                                76,000      1,959,280
-----------------------------------------------------------------------
Varian Inc.(a)                                    55,800      1,810,152
=======================================================================
                                                             11,625,608
=======================================================================

ENVIRONMENTAL SERVICES-0.76%

Tetra Tech, Inc.                                  76,000      1,513,160
=======================================================================

FOOD RETAIL-0.85%

Casey's General Stores, Inc.                     112,800      1,680,720
=======================================================================

GENERAL MERCHANDISE STORES-0.80%

Tuesday Morning Corp.(a)                          88,300      1,597,347
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.34%

Apria Healthcare Group Inc.(a)                    59,100      1,476,909
-----------------------------------------------------------------------
D & K Healthcare Resources, Inc.                  26,000      1,480,700
-----------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)             23,900        702,421
-----------------------------------------------------------------------
Genesis Health Ventures, Inc.(a)                  65,100      1,399,650
-----------------------------------------------------------------------
MAXIMUS, Inc.(a)                                  44,000      1,850,640
-----------------------------------------------------------------------
Option Care, Inc.(a)                              88,100      1,722,355
=======================================================================
                                                              8,632,675
=======================================================================

HEALTH CARE EQUIPMENT-1.35%

Apogent Technologies Inc.(a)                      56,300      1,452,540
-----------------------------------------------------------------------
CardioDynamics International Corp.(a)            185,000      1,222,850
=======================================================================
                                                              2,675,390
=======================================================================

HEALTH CARE FACILITIES-2.13%

LifePoint Hospitals, Inc.(a)                      40,200      1,368,408
-----------------------------------------------------------------------
U.S. Physical Therapy, Inc.(a)                    55,600        898,496
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                              162,500      1,969,500
=======================================================================
                                                              4,236,404
=======================================================================

HOUSEHOLD APPLIANCES-0.93%

Snap-on Inc.                                      54,800      1,844,568
=======================================================================

HOUSEHOLD PRODUCTS-0.76%

Dial Corp. (The)                                  88,000      1,509,200
=======================================================================

INDUSTRIAL MACHINERY-0.92%

Flowserve Corp.(a)                                69,100      1,838,751
=======================================================================

INSURANCE BROKERS-0.57%

Willis Group Holdings Ltd. (United
  Kingdom)(a)                                     48,300      1,137,465
=======================================================================

INTERNET SOFTWARE & SERVICES-2.02%

Hotel Reservations Network, Inc.-Class A(a)       39,700      1,826,200
-----------------------------------------------------------------------
Quovadx, Inc.(a)                                 119,500      1,093,425
-----------------------------------------------------------------------
Stellent, Inc.(a)                                 37,200      1,099,632
=======================================================================
                                                              4,019,257
=======================================================================

IT CONSULTING & SERVICES-1.96%

Tier Technologies, Inc.-Class B(a)               100,000      2,156,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
IT CONSULTING & SERVICES-(CONTINUED)

Titan Corp. (The)(a)                              69,500   $  1,734,025
=======================================================================
                                                              3,890,025
=======================================================================

LEISURE PRODUCTS-1.02%

Direct Focus, Inc.(a)                             64,800      2,021,760
=======================================================================

LIFE & HEALTH INSURANCE-0.43%

Phoenix Cos., Inc. (The)(a)                       45,700        845,450
=======================================================================

MANAGED HEALTH CARE-1.60%

Centene Corp.(a)                                  61,500      1,349,925
-----------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)           59,700      1,820,850
=======================================================================
                                                              3,170,775
=======================================================================

MOVIES & ENTERTAINMENT-1.16%

Alliance Atlantis Communications Inc.-Class B
  (Canada)(a)                                    105,000      1,186,629
-----------------------------------------------------------------------
Championship Auto Racing Teams, Inc.(a)           69,000      1,110,210
=======================================================================
                                                              2,296,839
=======================================================================

MULTI-UTILITIES-0.98%

MDU Resources Group, Inc.                         69,300      1,950,795
=======================================================================

MUTUAL FUNDS-0.97%

MCG Capital Corp.(a)                             108,400      1,929,520
=======================================================================

NETWORKING EQUIPMENT-0.64%

Lantronix, Inc.(a)                               200,000      1,264,000
=======================================================================

OFFICE ELECTRONICS-0.88%

IKON Office Solutions, Inc.                      149,200      1,744,148
=======================================================================

OIL & GAS DRILLING-0.97%

Pride International, Inc.(a)                     128,100      1,934,310
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.64%

Core Laboratories N.V. (Netherlands)(a)          110,500      1,549,210
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                     185,800      1,709,360
=======================================================================
                                                              3,258,570
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.80%

Forest Oil Corp.(a)                               50,450      1,423,194
-----------------------------------------------------------------------
XTO Energy, Inc.                                 123,400      2,159,500
=======================================================================
                                                              3,582,694
=======================================================================

PACKAGED FOODS-1.43%

Hain Celestial Group, Inc.(a)                     67,000      1,839,820
-----------------------------------------------------------------------
Suprema Specialties, Inc.(a)                     100,000      1,000,000
=======================================================================
                                                              2,839,820
=======================================================================

PHARMACEUTICALS-0.46%

ICN Pharmaceuticals, Inc.                         27,100        907,850
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.10%

PMA Capital Corp.-Class A                        100,000      1,930,000
-----------------------------------------------------------------------
Vesta Insurance Group, Inc.                       94,200        753,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

W. R. Berkley Corp.                               27,800   $  1,492,860
=======================================================================
                                                              4,176,460
=======================================================================

RAILROADS-1.07%

Genesee & Wyoming Inc.-Class A(a)                 65,000      2,122,250
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-4.30%

America First Mortgage Investments, Inc.         150,000      1,312,500
-----------------------------------------------------------------------
Annaly Mortgage Management Inc.                  111,000      1,776,000
-----------------------------------------------------------------------
Anworth Mortgage Asset Corp.                     200,000      1,820,000
-----------------------------------------------------------------------
CarrAmerica Realty Corp.                          65,900      1,983,590
-----------------------------------------------------------------------
FBR Asset Investment Corp.                        59,100      1,660,710
=======================================================================
                                                              8,552,800
=======================================================================

REINSURANCE-1.45%

Annuity and Life Reassurance Holdings, Ltd.
  (Bermuda)                                       68,700      1,725,057
-----------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                          21,400      1,155,600
=======================================================================
                                                              2,880,657
=======================================================================

RESTAURANTS-3.40%

AFC Enterprises, Inc.(a)                          75,000      2,129,250
-----------------------------------------------------------------------
Jack in the Box Inc.(a)                           43,700      1,203,498
-----------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                30,500      1,442,650
-----------------------------------------------------------------------
Sonic Corp.(a)                                    54,900      1,976,400
=======================================================================
                                                              6,751,798
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.53%

Brooks Automation, Inc.(a)                        46,500      1,891,155
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         33,500      1,158,765
=======================================================================
                                                              3,049,920
=======================================================================

SEMICONDUCTORS-1.86%

Alpha Industries, Inc.(a)                         26,500        577,700
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Fairchild Semiconductor Corp.-Class A(a)          72,500   $  2,044,500
-----------------------------------------------------------------------
Semtech Corp.(a)                                  30,000      1,070,700
=======================================================================
                                                              3,692,900
=======================================================================

SPECIALTY CHEMICALS-0.79%

International Flavors & Fragrances Inc.           52,600      1,562,746
=======================================================================

SPECIALTY STORES-3.12%

Foot Locker, Inc.(a)                              49,400        773,110
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            49,700      1,668,429
-----------------------------------------------------------------------
Sonic Automotive, Inc.(a)                         78,400      1,837,696
-----------------------------------------------------------------------
United Rentals, Inc.(a)                           84,400      1,915,880
=======================================================================
                                                              6,195,115
=======================================================================

SYSTEMS SOFTWARE-1.77%

Borland Software Corp.(a)                         58,200        911,412
-----------------------------------------------------------------------
Moldflow Corp.(a)                                 59,900        857,768
-----------------------------------------------------------------------
Wind River Systems, Inc.(a)                       97,500      1,746,225
=======================================================================
                                                              3,515,405
=======================================================================

TRUCKING-0.91%

Landstar System, Inc.(a)                          24,900      1,805,499
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $162,529,896)                         186,472,346
=======================================================================

MONEY MARKET FUNDS-5.95%

STIC Liquid Assets Portfolio(c)                5,912,747      5,912,747
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        5,912,747      5,912,747
=======================================================================
    Total Money Market Funds (Cost
      $11,825,494)                                           11,825,494
=======================================================================
TOTAL INVESTMENTS-99.79% (Cost $174,355,390)                198,297,840
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.21%                             408,709
=======================================================================
NET ASSETS-100.00%                                         $198,706,549
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/01 represented 0.36% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $174,355,390)                                 $198,297,840
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 3,396,993
------------------------------------------------------------
  Dividends                                          259,676
------------------------------------------------------------
Investment for deferred compensation plan              9,333
------------------------------------------------------------
Other assets                                          15,561
============================================================
    Total assets                                 201,979,403
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,027,702
------------------------------------------------------------
  Fund shares reacquired                             947,361
------------------------------------------------------------
  Deferred compensation plan                           9,333
------------------------------------------------------------
Accrued distribution fees                            177,845
------------------------------------------------------------
Accrued transfer agent fees                           59,085
------------------------------------------------------------
Accrued operating expenses                            51,528
============================================================
    Total liabilities                              3,272,854
============================================================
Net assets applicable to shares outstanding     $198,706,549
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $105,146,051
____________________________________________________________
============================================================
Class B                                         $ 64,012,241
____________________________________________________________
============================================================
Class C                                         $ 29,548,257
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,316,603
____________________________________________________________
============================================================
Class B                                            6,334,462
____________________________________________________________
============================================================
Class C                                            2,924,367
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.19
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.19 divided by
      94.50%)                                   $      10.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.11
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.10
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends                                        $ 1,047,706
------------------------------------------------------------
Dividends from affiliated money market funds         369,276
------------------------------------------------------------
Interest                                                  39
============================================================
    Total investment income                        1,417,021
============================================================

EXPENSES:

Advisory fees                                        997,232
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        38,112
------------------------------------------------------------
Distribution fees -- Class A                         216,534
------------------------------------------------------------
Distribution fees -- Class B                         382,833
------------------------------------------------------------
Distribution fees -- Class C                         171,712
------------------------------------------------------------
Transfer agent fees -- Class A                       184,325
------------------------------------------------------------
Transfer agent fees -- Class B                       118,756
------------------------------------------------------------
Transfer agent fees -- Class C                        53,266
------------------------------------------------------------
Trustees' fees                                         8,725
------------------------------------------------------------
Registration and filing fees                         132,293
------------------------------------------------------------
Other                                                101,128
============================================================
    Total expenses                                 2,454,916
============================================================
Less: Fees waived                                       (714)
------------------------------------------------------------
    Expenses paid indirectly                          (1,858)
============================================================
    Net expenses                                   2,452,344
============================================================
Net investment income (loss)                      (1,035,323)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,252,879)
------------------------------------------------------------
  Foreign currencies                                     560
------------------------------------------------------------
  Option contracts written                             3,570
============================================================
                                                  (6,248,749)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           21,878,546
------------------------------------------------------------
  Option contracts written                            (3,677)
============================================================
                                                  21,874,869
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 15,626,120
============================================================
Net increase in net assets resulting from
  operations                                     $14,590,797
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $ (1,035,323)   $   (42,970)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (6,248,749)    (3,388,953)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and option contracts                            21,874,869      2,067,581
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                14,590,797     (1,364,342)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (45,876)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       64,401,893     33,716,692
-----------------------------------------------------------------------------------------
  Class B                                                       43,327,916     16,719,812
-----------------------------------------------------------------------------------------
  Class C                                                       18,212,944      9,146,713
=========================================================================================
    Net increase in net assets                                 140,487,674     58,218,875
=========================================================================================

NET ASSETS:

  Beginning of year                                             58,218,875             --
=========================================================================================
  End of year                                                 $198,706,549    $58,218,875
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $184,411,918    $59,572,581
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (9,556)       (32,334)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (9,638,263)    (3,388,953)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                            23,942,450      2,067,581
=========================================================================================
                                                              $198,706,549    $58,218,875
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $1,103,977, undistributed net realized gains (losses) decreased by $561 and shares of beneficial interest decreased by $1,103,416 as a result of differing book/tax treatment of foreign currency transactions, net operating loss, nondeductible stock issuance costs and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $9,014,563 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
     $  700,372   December 31, 2008
   --------------------------------
      8,314,191   December 31, 2009
   ================================
     $9,014,563
   ________________________________
   ================================

   As of December 31, 2001, the Fund has a post-October capital loss deferral of $231,927 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective July 1, 2001, AIM voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $714.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $186,757 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $216,534, $382,833 and $171,712, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $129,827 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $39,954 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,503 for services rendered by Kramer, Levin, Naftalis &

Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,341 and reductions in custodian fees of $517 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,858.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                          2001       2000
                                         -------    ------
Distribution paid from ordinary income   $45,876    $   --
__________________________________________________________
==========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                     $(9,014,563)
---------------------------------------------------------
Unrealized appreciation                        23,309,194
=========================================================
                                              $14,294,631
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $251,361,454 and $134,509,390, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $26,840,387
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,271,359)
=========================================================
Net unrealized appreciation of investment
  securities                                  $23,569,028
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $174,728,812.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      47       $   8,084
---------------------------------------------------------
Written                               683         324,300
---------------------------------------------------------
Closed                               (500)       (129,496)
---------------------------------------------------------
Exercised                            (120)       (172,314)
---------------------------------------------------------
Expired                              (110)        (30,574)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      9,399,572    $ 88,163,980    3,707,242    $35,554,951
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,648,744      52,902,323    1,851,798     17,580,252
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,099,967      29,048,663    1,021,221      9,654,027
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          3,879          37,431           --             --
====================================================================================================================
Reacquired:
  Class A                                                     (2,593,418)    (23,799,518)    (200,672)    (1,838,259)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,069,688)     (9,574,407)     (96,392)      (860,440)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,142,623)    (10,835,719)     (54,198)      (507,314)
====================================================================================================================
                                                              13,346,433    $125,942,753    6,228,999    $59,583,217
____________________________________________________________________________________________________________________
====================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                                              ----------------------------------
                                                                                AUGUST 31, 2000
                                                                                (DATE OPERATIONS
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                2001(a)             2000(a)
                                                              ------------      ----------------
Net asset value, beginning of period                            $   9.36            $ 10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)                --
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.88              (0.64)
================================================================================================
    Total from investment operations                                0.83              (0.64)
================================================================================================
Less dividends from net investment income                           0.00                 --
================================================================================================
Net asset value, end of period                                  $  10.19            $  9.36
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                     8.92%             (6.40)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $105,146            $32,805
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.78%(c)           1.78%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.78%(c)           2.72%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)         (0.12)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              123%                49%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $61,866,906.
(d)  Annualized.

                                                                           CLASS B
                                                              ----------------------------------
                                                                                AUGUST 31, 2000
                                                                                (DATE OPERATIONS
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                2001(a)             2000(a)
                                                              ------------      ----------------
Net asset value, beginning of period                            $  9.33             $ 10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)              (0.03)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.89               (0.64)
================================================================================================
    Total from investment operations                               0.78               (0.67)
================================================================================================
Net asset value, end of period                                  $ 10.11             $  9.33
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    8.36%              (6.70)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $64,012             $16,385
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.44%(c)            2.49%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.44%(c)            3.43%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (1.23)%(c)          (0.83)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                             123%                 49%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $38,283,298.
(d)  Annualized.

                                                                          CLASS C
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  9.34            $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)            (0.03)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.87             (0.63)
==============================================================================================
    Total from investment operations                               0.76             (0.66)
==============================================================================================
Net asset value, end of period                                  $ 10.10            $ 9.34
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    8.14%            (6.60)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $29,548            $9,028
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.44%(c)          2.49%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              2.44%(c)          3.43%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.23)%(c)        (0.83)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             123%               49%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,171,230.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935 1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Trustee                             Chairman, President and Chief Operating Officer,
                                    Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR           DISTRIBUTOR                  AUDITORS

11 Greenway Plaza            A I M Advisors, Inc.         A I M Distributors, Inc.     PricewaterhouseCoopers LLP
Suite 100                    11 Greenway Plaza            11 Greenway Plaza            1201 Louisiana, Suite 2900
Houston, TX 77046            Suite 100                    Suite 100                    Houston, TX 77002
                             Houston, TX 77046            Houston, TX 77046

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES      TRANSFER AGENT               CUSTODIAN

Ballard Spahr                Kramer, Levin, Naftalis &    A I M Fund Services, Inc.    State Street Bank and Trust
Andrews & Ingersoll, LLP     Frankel LLP                  P.O. Box 4739                Company
1735 Market Street           919 Third Avenue             Houston, TX 77210-4739       225 Franklin Street
Philadelphia, PA 19103       New York, NY 10022                                        Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 99.97% is eligible for the dividends received deduction for corporations.

                            EQUITY FUNDS

       DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS      A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
          MORE AGGRESSIVE                        MORE AGGRESSIVE               1976 and manages approximately $158 billion
                                                                               in assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                 including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company             clients and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth                           The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth      Trademark-- is distributed nationwide. AIM is
AIM Small Cap Growth                    AIM Global Aggressive Growth           a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                   AIM European Development               world's largest independent financial services
AIM Mid Cap Growth                      AIM Euroland Growth                    companies with $398 billion in assets under
AIM Dent Demographic Trends             AIM International Equity               management.*
AIM Constellation                       AIM Global Growth                      *As of 12/31/01
AIM Large Cap Growth AIM Weingarten     AIM Worldwide Spectrum
AIM Small Cap Equity                    AIM Global Trends
AIM Capital Development                 AIM International Value(3)
AIM Charter
AIM Mid Cap Equity                                  MORE CONSERVATIVE
AIM Select Equity(2)
AIM Value II
AIM Value                                          SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Mid Cap Basic Value                              MORE AGGRESSIVE
AIM Large Cap Core Equity
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
   MORE CONSERVATIVE                    AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                        MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 12/31/01                                       [AIM LOGO APPEARS HERE]
                                                      --Registered Trademark--

                                                      INVEST WITH DISCIPLINE
                                                      --Registered Trademark--


                                                                       SCE-AR-1
A I M DISTRIBUTORS, INC.